SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 18, 1999


                         ARIZONA PUBLIC SERVICE COMPANY
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            ARIZONA                    1-4473                    86-0011170
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)         Identification Number)


       400 NORTH FIFTH STREET, P.O. BOX 53999, PHOENIX, ARIZONA     85004
       --------------------------------------------------------     -----
                 (Address of principal executive offices)         (Zip Code)



                                 (602) 250-1000
                   ------------------------------------------
              (Registrant's telephone number, including area code)



                                      NONE
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.        FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (c)  Exhibits.

               The Registrant hereby files the following Exhibits to its Registration Statements on Form S-3 (Nos. 333-27551 and 333-58445) which were declared effective on August 12, 1997 and July 20, 1998, respectively.

EXHIBIT
NO.            DESCRIPTION

1.2            Underwriting  Agreement and related Terms  Agreement,  each dated
               February  18,   1999,   in   connection   with  the  offering  of
               $125,000,000 of 5-7/8% Notes Due 2004.

4.3 Second Supplemental Indenture dated as of February 15, 1999, relating to the issuance of $125,000,000 of 5-7/8% Notes Due 2004.

4.4            Specimen of Note of 5-7/8% Notes Due 2004.

12.2           Computation of Ratio of Earnings to Fixed Charges.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ARIZONA PUBLIC SERVICE COMPANY
                                                      (Registrant)



Dated: February 22, 1999                    By:   Michael V. Palmeri
                                               -------------------------
                                                Michael V. Palmeri
                                                Treasurer